Apollo Global Management, Inc. First Quarter 2026 Earnings

1Q'26 Per Share LTM 1Q'26 Per Share GAAP Financial Measures ($ in millions, except per share amounts) Net Loss Attributable to Apollo Global Management, Inc. Common Stockholders $(1,930) $(3.27) Segment and Non-GAAP Financial Measures ($ in millions, except per share amounts) Fee Related Earnings (“FRE”) $728 $1.17 $2,697 $4.34 Spread Related Earnings (“SRE”) $719 $1.15 $3,276 $5.27 Fee and Spread Related Earnings $1,447 $2.32 $5,973 $9.60 Principal Investing Income (“PII”) $75 $0.12 $399 $0.64 Adjusted Net Income (“ANI”) $1,208 $1.94 $5,284 $8.50 Assets Under Management ($ in billions) Total Assets Under Management (“AUM”) $1,026 Fee-Generating AUM (“FGAUM”) $836 1Q'26 LTM 1Q'26 Business Drivers ($ in billions) Inflows $115 $300 Origination $71 $324 Gross Capital Deployment $103 $406 First Quarter 2026 Financial Highlights • GAAP Net Loss Attributable to Apollo Global Management, Inc. Common Stockholders was $1.9 billion for the quarter ended March 31, 2026, or $(3.27) per share • Apollo's primary non-GAAP earnings metric, Adjusted Net Income, which represents the sum of FRE, SRE, and PII, less HoldCo interest and other financing costs and taxes, totaled $1.2 billion, or $1.94 per share, for the first quarter Note: This presentation contains non-GAAP financial information and defined terms which are described on pages 29 to 33. The non-GAAP financial information contained herein is reconciled to GAAP financial information on pages 26 to 28. Per share calculations are based on end of period Adjusted Net Income Shares Outstanding. LTM 1Q'26 per share amounts represent the sum of the last four quarters and may not add due to rounding. See page 21 for the share reconciliation. “NM” as used throughout this presentation indicates data has not been presented as it was deemed not meaningful, unless the context otherwise provides. 1

(In millions, except per share amounts) 1Q'25 4Q'25 1Q'26 Revenues     Asset Management     Management fees $508 $681 $696 Advisory and transaction fees, net 195 352 306 Investment income (loss) 303 207 (77) Incentive fees 40 96 64 Property management, development and other fees — 24 22   Retirement Services     Premiums 127 2,277 217 Product charges 265 306 281 Net investment income 4,341 5,115 5,139 Investment related gains (losses) (828) 123 (2,078) Revenues of consolidated variable interest entities 592 674 485 Other revenues 5 9 4   Total Revenues 5,548 9,864 5,059 Expenses Asset Management   Compensation and benefits (745) (885) (711) Interest expense (60) (72) (77) General, administrative and other (308) (459) (439)   Retirement Services     Interest sensitive contract benefits (1,494) (3,003) (1,591) Future policy and other policy benefits (541) (2,752) (639) Market risk benefits remeasurement gains (losses) (385) (47) (259) Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired (267) (328) (337) Policy and other operating expenses (542) (613) (626)   Total Expenses (4,342) (8,159) (4,679) Other Income (Loss) – Asset Management Net gains (losses) from investment activities (18) (43) (112) Net gains (losses) from investment activities of consolidated variable interest entities 211 54 (15) Other income (loss), net (218) 36 30 Total Other Income (Loss) (25) 47 (97) Income (loss) before income tax (provision) benefit 1,181 1,752 283 Income tax (provision) benefit1 (243) (592) (1,694) Net income (loss) 938 1,160 (1,411) Net (income) loss attributable to non-controlling interests (496) (476) (495) Net income (loss) attributable to Apollo Global Management, Inc. 442 684 (1,906) Preferred stock dividends (24) (24) (24) Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $418 $660 $(1,930)     Earnings (Loss) per share Net income (loss) attributable to Common Stockholders - Basic $0.68 $1.07 $(3.27) Net income (loss) attributable to Common Stockholders - Diluted $0.68 $1.07 $(3.27) Weighted average shares outstanding - Basic 587 594 595 Weighted average shares outstanding - Diluted 593 598 595 GAAP Income Statement (Unaudited) 21. 1Q'26 includes a one-time tax expense of $1.7 billion due to the revocation of ACRA's election to be subject to the Government of Bermuda's Corporate Income Tax Act 2023 as a result of updated guidance issued during the quarter, which led to the recognition of a full valuation allowance against the Bermuda deferred tax assets, as previously disclosed.

First quarter results across Asset Management and Retirement Services • Record FRE of $728 million representing year-over-year growth of 30%, driven by record quarterly fee related revenue and margin expansion • SRE of $719 million driven by strong organic growth trends • Together, FRE and SRE totaled $1.4 billion in the first quarter, showcasing the strength of the combined earnings streams • Total AUM surpassed the trillion-dollar milestone, reaching $1.03 trillion, benefitting from record total inflows of $115 billion in the first quarter and $300 billion over the last twelve months, driving a 31% increase year-over-year Continued execution on three strategic growth pillars • Origination: Quarterly origination activity of $71 billion driven by significant contributions from origination platforms and core credit • Global Wealth: Resilient quarterly inflows of $4 billion quarter-over-quarter driven by continued demand for Apollo's strategies in the channel; semi-liquid products drove over 70% of the quarter's activity • Capital Solutions: Record quarterly capital solutions fees of $246 million highlighting the scale of Apollo's differentiated, investment grade-focused approach and innovative product suite across market conditions, geographies, and sectors Strategically allocating capital to drive stockholder value • Investments: Allocated approximately $480 million of strategic capital over the last twelve months to fund various investments supporting future growth • Share Repurchases: Repurchased approximately $1.5 billion of common stock over the last twelve months, including $256 million of opportunistic share repurchases • Dividends: Distributed more than $1 billion of common stock dividends over the last twelve months First Quarter 2026 Business Highlights ✓ ✓ 3

($ in millions, except per share amounts) 1Q'25 4Q'25 1Q'26 LTM 1Q'25 LTM 1Q'26 Management fees $770 $942 $952 $2,894 $3,573 Capital solutions fees and other, net 154 226 246 681 900 Fee-related performance fees 54 76 64 216 276 Fee-related compensation (259) (336) (333) (964) (1,252) Non-compensation expenses (160) (218) (201) (667) (800) Fee Related Earnings $559 $690 $728 $2,160 $2,697 Net investment spread 1,048 1,142 990 4,173 4,310 Other operating expenses (114) (119) (118) (458) (451) Interest and other financing costs (130) (158) (153) (504) (583) Spread Related Earnings $804 $865 $719 $3,211 $3,276 Fee and Spread Related Earnings $1,363 $1,555 $1,447 $5,371 $5,973 Principal Investing Income $14 $227 $75 $264 $399 Segment Income $1,377 $1,782 $1,522 $5,635 $6,372 HoldCo interest and other financing costs1 (34) (40) (45) (99) (154) Taxes and related payables (224) (202) (269) (916) (934) Adjusted Net Income $1,119 $1,540 $1,208 $4,620 $5,284 ANI per share $1.82 $2.47 $1.94 $7.53 $8.50 1. Represents interest and other financing costs related to Apollo Global Management, Inc. not attributable to any specific segment. Total Segment Earnings 4

($ in millions, except per share amounts) 1Q'25 4Q'25 1Q'26 LTM 1Q'25 LTM 1Q'26 Management fees $770 $942 $952 $2,894 $3,573 Capital solutions fees and other, net 154 226 246 681 900 Fee-related performance fees 54 76 64 216 276 Fee-related compensation (259) (336) (333) (964) (1,252) Non-compensation expenses (160) (218) (201) (667) (800) Fee Related Earnings $559 $690 $728 $2,160 $2,697 Net investment spread 1,048 1,142 990 4,173 4,310 Other operating expenses (114) (119) (118) (458) (451) Interest and other financing costs (130) (158) (153) (504) (583) Notable items1 22 — — (3) (16) Spread Related Earnings, Excluding Notable Items $826 $865 $719 $3,208 $3,260 Fee and Spread Related Earnings, Excluding Notable Items $1,385 $1,555 $1,447 $5,368 $5,957 Principal Investing Income $14 $227 $75 $264 $399 Segment Income, Excluding Notable Items $1,399 $1,782 $1,522 $5,632 $6,356 HoldCo interest and other financing costs (34) (40) (45) (99) (154) Taxes and related payables (229) (202) (269) (916) (931) Adjusted Net Income, Excluding Notable Items $1,136 $1,540 $1,208 $4,617 $5,271 ANI per share, Excluding Notable Items $1.85 $2.47 $1.94 $7.52 $8.48 Total Segment Earnings, Excluding Notable Items 5 1. Notable Items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments.

Segment Details

• Management fees increased 24% year-over-year driven by increasing third-party capital formation from institutional and global wealth strategies, equity management fees from Bridge funds, and continued growth from Athene • Capital solutions fees grew 60% year-over-year driven by continued strength, scale and diversification across Apollo's origination ecosystem including direct origination, asset-backed finance, multi-credit, and opportunistic credit transactions • Fee-related performance fees increased 19% year-over-year primarily driven by growth and solid performance across diversified global wealth products, Bridge funds, and perpetual capital vehicles • FRE grew 30% year-over-year driven by record quarterly fee related revenue and positive operating leverage, reflecting expense discipline while continuing to invest in talent and infrastructure to support long-term growth initiatives ($ in millions, except per share amounts) 1Q'25 4Q'25 1Q'26 % Change vs. 1Q'25 LTM 1Q'25 LTM 1Q'26 % Change vs. LTM 1Q'25 Management Fees Credit $569 $669 $681 19.7% $2,121 $2,587 22.0% Equity 201 273 271 34.8% 773 986 27.6% Total management fees 770 942 952 23.6% 2,894 3,573 23.5% Capital solutions fees and other, net 154 226 246 59.7% 681 900 32.2% Fee-related performance fees 54 76 64 18.5% 216 276 27.8% Fee Related Revenues $978 $1,244 $1,262 29.0% $3,791 $4,749 25.3% Fee-related compensation (259) (336) (333) 28.6% (964) (1,252) 29.9% Non-compensation expenses1 (160) (218) (201) 25.6% (667) (800) 19.9% Fee Related Earnings $559 $690 $728 30.2% $2,160 $2,697 24.9% FRE per share $0.91 $1.11 $1.17 28.6% $3.52 $4.34 23.3% FRE Margin 57.2% 55.5% 57.7% 57.0% 56.8% FRE Compensation Ratio 26.5% 27.0% 26.4% 25.4% 26.4% Asset Management Segment 1. Non-compensation expenses include placement fees of $16 million and $46 million, respectively, for 1Q'26 and LTM 1Q'26. 7

• Total AUM increased $241 billion or 31% year-over-year, primarily driven by $222 billion of inflows from Asset Management and $78 billion of gross inflows from Retirement Services, as well as mark-to-market appreciation, partially offset by $64 billion of outflows primarily driven by normal course run-off at Athene and $26 billion of realization activity • Fee-Generating AUM increased $241 billion or 40% year-over-year. Asset Management contributed $219 billion of inflows, reflecting strong capital formation across institutional and global wealth channels, as well as $65 billion from Athora's acquisition of Pension Insurance Corporation ("PIC") and $42 billion from a fee basis adjustment related to Redding Ridge. Retirement Services contributed $78 billion of gross inflows, driven by strong organic growth at Athene. Combined, these inflows were partially offset by $66 billion of outflows, primarily driven by normal course run-off at Athene, and $13 billion of realization activity • 60% of total AUM and 70% of total Fee-Generating AUM is comprised of perpetual capital, which is highly scalable and has demonstrated consistent through-cycle growth Total AUM ($bn) Fee-Generating AUM ($bn) $671 $785 $1,026 $536 $641 $834 $135 $144 $192 Credit Equity 1Q'24 1Q'25 1Q'26 $506 $595 $836 $435 $523 $732 $71 $72 $104 Credit Equity 1Q'24 1Q'25 1Q'26 Perpetual Capital AUM ($bn) $395 $470 $618 $293 $349 $401 $52 $54 $126 $51 $67 $91 Athene Athora Other 1Q'24 1Q'25 1Q'26 8 Asset Management: Assets Under Management Note: AUM totals may not add due to rounding. 1. Perpetual Capital AUM derived from Athene includes assets, unfunded commitments, and available capital attributable to ADIP. 2. Other primarily includes Apollo Debt Solutions BDC ($30 billion), MidCap FinCo LLC ($14 billion), Apollo Commercial Real Estate Finance, Inc. ($10 billion), Apollo Diversified Real Estate Fund/Apollo Diversified Credit Fund ($7 billion), MidCap Financial Investment Corporation ($4 billion), Bridge ($2 billion), Apollo Realty Income Solutions, Inc. ($2 billion) and other AUM related to a publicly traded business development company ($2 billion), among others. Other also includes third-party capital within Apollo Aligned Alternatives ($12 billion), with the remainder of its net asset value attributable to Athene ($15 billion). AUM related to MidCap Financial Investment Corporation and the publicly traded business development company is as of December 31, 2025. 21

$61 $82 $42 $115 $28 $26 $28 $30 $12 $34 $65 $21 $23 $13 $20 2Q'25 3Q'25 4Q'25 1Q'26 $74 $128 $155 $152 $228 $300 $37 $71 $53 $81 $100 $112 $37 $45 $111 $37 $48 $63 $71 $82 $76 2021 2022 2023 2024 2025 LTM 1Q'26 • Generated gross inflows of $115 billion during the first quarter and $300 billion over the last twelve months • Inflows from Asset Management of $95 billion in the first quarter were driven by Athora's acquisition of PIC at the end of March, strong third-party institutional inflows and global wealth inflows that demonstrated resilience, in each case primarily into Credit-focused strategies, as well as the final closing of Hybrid Value Fund III within Equity • Inflows from Retirement Services of $20 billion in the first quarter were driven by solid activity across retail, flow reinsurance, and funding agreements Asset Management: Inflows Note: Totals may not add due to rounding. 1. Inflows for LTM 1Q'26 primarily includes $65 billion related to Athora's acquisition of PIC and $34 billion related to the acquisition of Bridge. Inflows for 1Q'26 includes $65 billion related to Athora's acquisition of PIC. 9 inorganic1 inorganic inorganic inorganic1 inorganic Asset Management Retirement Services ($ in billions)

• Spread Related Earnings increased 2% over the last twelve months, primarily due to strong net organic growth trends, while SRE decreased 11% year-over-year primarily due to lower alternative net investment income driven by reduced contributions from origination platforms, including Atlas • Spread Related Earnings in the first quarter included a 6% return from Athene's alternative investment portfolio; considering management's long-term expected average annual return of 11% would have resulted in $188 million of additional alternative net investment income 1. Refers to the amount that as-reported alternative net investment income is below (above) management's long-term expectation of an 11% average annual return. Management's long-term expectation is based on historical experience and provides investors with supplemental information for period-to-period comparability, as well as a basis for developing expectations of future performance. There is no assurance that management's expected long-term average annual return will be achieved. Actual results may differ materially. ($ in millions, except per share amounts) 1Q'25 4Q'25 1Q'26 % Change vs. 1Q'25 LTM 1Q'25 LTM 1Q'26 % Change vs. LTM 1Q'25 Fixed income and other net investment income $2,914 $3,505 $3,551 21.9% $11,265 $13,658 21.2% Alternative net investment income 315 344 210 (33.3)% 988 1,194 20.9% Strategic capital management fees 29 35 36 24.1% 109 138 26.6% Cost of funds (2,210) (2,742) (2,807) 27.0% (8,189) (10,680) 30.4% Net Investment Spread 1,048 1,142 990 (5.5)% 4,173 4,310 3.3% Other operating expenses (114) (119) (118) 3.5% (458) (451) (1.5)% Interest and other financing costs (130) (158) (153) 17.7% (504) (583) 15.7% Spread Related Earnings $804 $865 $719 (10.6)% $3,211 $3,276 2.0% SRE per share $1.31 $1.39 $1.15 (12.2)% $5.23 $5.27 0.8% Notable items 22 — — NM (3) (16) 433.3% Spread Related Earnings, Excluding Notable Items $826 $865 $719 (13.0)% $3,208 $3,260 1.6% SRE per share, Excluding Notable Items $1.35 $1.39 $1.15 (14.8)% $5.23 $5.25 0.4% Net Spread 1.26% 1.20% 0.97% (29) bps 1.32% 1.16% (16) bps Net Spread, Excluding Notable Items 1.29% 1.20% 0.97% (32) bps 1.32% 1.15% (17) bps Alternative net investment income delta to long-term expectation1 $29 $28 $188 $322 $289 Alternative net return delta to long-term expectation 0.92% 0.81% 5.21% 2.74% 2.22% Impact to Net Spread 0.05% 0.04% 0.25% 0.13% 0.10% Retirement Services Segment 10

(% of average net invested assets) 1Q'25 4Q'25 1Q'26 % Change vs. 1Q'25 LTM 1Q'25 LTM 1Q'26 % Change vs. LTM 1Q'25 Fixed income and other net investment income 4.80% 5.08% 5.04% 24 bps 4.88% 5.06% 18 bps Alternative net investment income 10.08% 10.19% 5.79% NM 8.26% 8.78% 52 bps Net Investment Earnings 5.06% 5.32% 5.08% 2 bps 5.05% 5.24% 19 bps Strategic capital management fees 0.05% 0.05% 0.05% 0 bps 0.04% 0.05% 1 bp Cost of funds (3.46)% (3.79)% (3.79)% 33 bps (3.37)% (3.77)% 40 bps Net Investment Spread 1.65% 1.58% 1.34% (31) bps 1.72% 1.52% (20) bps Other operating expenses (0.18)% (0.16)% (0.16)% (2) bps (0.19)% (0.16)% (3) bps Interest and other financing costs (0.21)% (0.22)% (0.21)% 0 bps (0.21)% (0.20)% (1) bp Net Spread 1.26% 1.20% 0.97% (29) bps 1.32% 1.16% (16) bps Notable items 0.03% — — NM — (0.01)% 1 bp Net Spread, Excluding Notable Items 1.29% 1.20% 0.97% (32) bps 1.32% 1.15% (17) bps Net investment earnings, excluding notable items 5.06% 5.32% 5.08% 2 bps 5.05% 5.23% 18 bps Cost of funds, excluding notable items (3.43)% (3.79)% (3.79)% 36 bps (3.37)% (3.77)% 40 bps Net investment spread, excluding notable items 1.68% 1.58% 1.34% (34) bps 1.72% 1.51% (21) bps Alternative net return delta to long-term expectation 0.92% 0.81% 5.21% 2.74% 2.22% Impact to Net Spread 0.05% 0.04% 0.25% 0.13% 0.10% ($ in millions) Average net invested assets $255,505 $289,295 $296,352 16.0% $242,797 $283,257 16.7% Average net invested assets - fixed income 242,999 275,769 281,872 16.0% 230,839 269,663 16.8% Average net invested assets - alternatives 12,506 13,526 14,480 15.8% 11,958 13,594 13.7% Retirement Services: Return on Asset View 11

1.20% (0.04)% (0.21)% — 0.02% 0.97% 4Q'25 1Q'26 Investment Portfolio Highlights Retirement Services: Portfolio & Spread Highlights 12 Retirement Services Net Spread Bridge (QoQ) • 98% of Athene’s fixed income portfolio1 is invested in investment grade assets • Apollo Asset Management aims to generate 30 to 40 basis points of asset outperformance across Athene's portfolio • Focus on directly originated, senior secured loans where control of origination results in better risk-adjusted return • Historical average annual credit losses across total portfolio of 11 basis points2 over the past five years compared to 12 basis points for the industry3 • Floating Rate Portfolio: 1% or $3 billion of Athene's portfolio4 is invested in floating rate assets, net of floating rate liabilities5 • Athene held $13 billion of cash and cash equivalents, or 4% of net invested assets, as of March 31, 2026 1. As of March 31, 2026, 98% of $219 billion of available-for-sale securities designated NAIC 1 or 2. 2. Athene’s statutory fixed income impairments adjusted to include changes in mortgage loan specific reserves in relation to average invested assets of regulated entities in the U.S. and Bermuda. 3. Industry average represents U.S. statutory impairments adjusted to include changes in mortgage loan specific reserves per SNL Financial. Industry average includes AEL, AMP, BHF, CRBG, EQH, FG, LNC, MET, PFG, PRU, VOYA and Transamerica. Trailing five-year average (2021-2025). 4. Defined as Athene's net invested assets, which totaled $300 billion, as of March 31, 2026. 5. Floating rate assets at notional were approximately $53 billion, or approximately 18% of Athene’s net invested assets, as of March 31, 2026. Floating rate liabilities at notional were approximately $50 billion, or approximately 17% of Athene's net invested assets, as of March 31, 2026. 6. Other items represent various items primarily including strategic capital management fees, operating expenses, interest and other financing costs and changes in asset mix. Higher income from on-the- margin deployment, offset by lower income on cash / floaters and asset prepayment drag Lower return on Alts portfolio Other items, net6 Higher cost of funds on new business vs. run-off, offset by lower floating rate costs

$1,148 $1,255 $1,421 $1,255 $2,509 $2,469 $3,108 $3,224 $3,361 $3,276 FRE SRE 2017 2018 2019 2020 2021 2022 2023 2024 2025 LTM 1Q'26 Retail1: Strong annuity sales, including record RILA volumes, amid continued secular demand for retirement savings products through dynamic market conditions Funding Agreements2: Solid quarter driven by well- diversified issuance across FHLB, FABN and FABR programs Flow Reinsurance: Activity driven by strong volume from U.S. clients; continuing to engage with counterparties on new products in the APAC market Pension Group Annuities: Actively engaged and competitive in the market Other Spread Products3: Record new markets activity, including stable value, guaranteed investment contracts and structured settlements $12 $18 $37 $63 $82 $20 6 7 9 35 34 7 4 11 11 3 6 14 10 3 12 7 35 9 2017 2019 2021 2023 2025 1Q'26 1. Includes Fixed Indexed Annuities ("FIA"), Registered Index-Linked Annuities ("RILA"), and Multi-year Guarantee Annuities ("MYGA"), amongst others. 2. Comprised of funding agreements issued under Athene's funding agreement backed notes (“FABN”) program, secured and other funding agreements, which include Athene's funding agreement backed repurchase agreement (“FABR”) program and direct funding agreements, funding agreements issued to the Federal Home Loan Bank (“FHLB”) and long-term repurchase agreements. 3. Other spread product inflows include guaranteed investment and group annuity contracts issued in connection with defined contribution plans, stable value group annuity contracts and structured settlements. 4. For periods prior to 2022, SRE represents Athene’s historically reported adjusted operating income available to common stockholders excluding the change in fair value of Apollo Operating Group Units, equity-based compensation related to Athene’s long-term incentive plan, and operating income tax. Retirement Services: Strong Growth Profile Athene Gross Organic Inflows Spread Related Earnings4 ~7x ($ in billions) >90% correlation between SRE and FRE growth 13 ($ in millions) 1Q'26 Highlights:

($ in millions, except per share amounts) 1Q'25 4Q'25 1Q'26 % Change vs. 1Q'25 LTM 1Q'25 LTM 1Q'26 % Change vs. LTM 1Q'25 Realized performance fees $190 $588 $357 87.9% $1,017 $1,365 34.2% Realized investment income 28 36 46 64.3% 88 113 28.4% Realized principal investing compensation (188) (381) (313) 66.5% (779) (1,017) 30.6% Other operating expenses (16) (16) (15) (6.3)% (62) (62) —% Principal Investing Income $14 $227 $75 435.7% $264 $399 51.1% PII per share $0.02 $0.36 $0.12 500.0% $0.43 $0.64 48.8% PII Compensation Ratio 86.3% 61.1% 77.6% 70.5% 68.7% Principal Investing Segment • Realized performance fees of $357 million in the first quarter were driven by a significant portfolio company sale and carry distributions earned from Fund IX and Fund X • Performance fees earned from monetization activity across certain flagship private equity and hybrid funds continue to remain prudently delayed amid an evolving exit environment • Realized principal investing compensation of $313 million in the first quarter increased year-over-year corresponding to the increase in realized performance fees and translating to a compensation ratio of 78% 14

• Performance Fee-Eligible AUM of $319 billion increased 36% year-over-year due to strong growth in performance fee-eligible Credit and Equity strategies, particularly real estate equity, direct lending, multi-credit and hybrid value • Performance Fee-Generating AUM of $212 billion increased 31% year-over-year due to strong capital deployment activity and Credit and Equity funds moving into carry, particularly through direct lending, real estate equity and Apollo Aligned Alternatives ("AAA") • Dry Powder was $74 billion as of quarter-end, including $55 billion of Dry Powder with future management fee potential, of which approximately 70% is in Credit Performance Fee-Eligible AUM ($bn) Performance Fee-Generating AUM ($bn) Dry Powder ($bn) Note: AUM and Dry Powder totals may not add due to rounding. Dry Powder includes capital available for investment included within performance fee-eligible AUM as well as capital available for investment which does not earn any performance fees. Performance Fee AUM and Dry Powder 15 $184 $135 Credit Equity $129 $83 Credit Equity $43 $31 Credit Equity $319 billion $212 billion $74 billion

Investment Performance Highlights Net Accrued Performance Fee Receivable2 (QoQ) Gross returns 1Q'26 LTM 1Q'26 Credit Direct Origination 0.5% 8.5% Opportunistic Credit 2.5% 11.4% Multi-Credit 1.0% 7.9% Asset-Backed Finance1 (1.0)% 8.2% Equity Flagship Private Equity (0.3)% 4.7% Hybrid Value 4.0% 16.2% $2.95 ($0.37) ($0.19) $2.39 Net unrealized performance fees/other3 4Q'25 Net realized performance fees4 1. Asset-Backed Finance returns for 1Q'26 reflect a lower contribution from Atlas SP Partners securitization vehicles. Excluding these vehicles, Asset-Backed Finance returns were 1.0% for 1Q'26 and 8.4% for LTM 1Q'26. 2. Net Accrued Performance Fee Receivable represents the sum of performance allocations and incentive fees receivable, less profit sharing payable as reported on the consolidated statements of financial condition, and includes certain eliminations related to investments in consolidated funds and VIEs and other adjustments. 3. Net unrealized performance fees include (i) unrealized performance fees, net of unrealized profit sharing expense and (ii) certain transaction related charges, and excludes general partner obligations to return previously distributed performance fees. Other primarily reflects the timing differences between previously recognized net realized performance fees versus the cash received and paid during the current period, driven by the opportunistic credit funds we manage. 4. Net realized performance fees includes (i) realized performance fees, net of realized profit sharing expense and (ii) fee-related performance fees. 1Q'26 $1,840 $(230) $(120) $1,490 Investment Performance Highlights and Net Accrued Performance Fees 16 ($ in millions, except per share amounts)

HoldCo & Asset Management Summary Balance Sheet Highlights1 Financial Strength Ratings ($ in millions, except per share amounts) 4Q'25 1Q'26 Cash and cash equivalents $3,354 $3,553 Investments, net 3,236 3,569 Net accrued performance fees receivable2 1,840 1,490 Net clawback payable3 (121) (189) Debt (5,516) (6,260) Net Balance Sheet Value $2,793 $2,163 Net Balance Sheet Value per share $4.48 $3.47 Net Balance Sheet Value / AUM 0.30% 0.21% Adjusted Net Income Shares Outstanding 624 624 A2 / A / A Apollo Asset Management rated by Moody's, S&P, Fitch A1 / A+ / A+ / A+ Athene4 rated by Moody's, S&P, Fitch, A.M. Best 1. Amounts presented are for Apollo Global Management, Inc. and consolidated subsidiaries, and excludes Athene and consolidated VIEs. 2. Net accrued performance fees receivable excludes profit sharing expected to be settled in the form of equity-based awards. 3. Net clawback payable includes general partner obligations to return previously distributed performance fees offset by clawbacks from certain employees and former employees for the potential return of profit sharing distributions. 4. Represents financial strength ratings of Athene's primary insurance subsidiaries. Capital Strength 17 A2 / A / A Apollo Global Management rated by Moody's, S&P, Fitch • Deployed $866 million for share repurchases in the first quarter, including $792 million to substantially offset dilution from seasonally elevated share issuances under equity incentive plans, complemented by opportunistic share repurchases • Returned a total of $1.5 billion of capital to stockholders over the last twelve months through a combination of dividends paid and opportunistic share repurchases, while allocating approximately $480 million of capital to strategically invest in future growth of the business

Supplemental Details

1. Inflows at the individual strategy level represent subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers. Outflows represent redemptions and other decreases in available capital. Realizations represent fund distributions of realized proceeds. Market activity represents gains (losses), the impact of foreign exchange rate fluctuations and other income. 2. Included in the 1Q'26 outflows for Total AUM and FGAUM are $3.2 billion and $2.8 billion of redemptions, respectively. Included in the LTM 1Q'26 outflows for Total AUM and FGAUM are $8.7 billion and $7.8 billion of redemptions, respectively. 3. As of 1Q'26, Credit AUM includes $48.9 billion of CLOs, from which Apollo earns fees based on gross assets. 4. Other, net comprises certain adjustments to inflows, including amounts related to new capital pools formed by credit issuances in which Athene participates, primarily Apollo Multi-Asset Prime Securities ("AMAPS"). ($ in millions) Credit3 Equity Total Beginning Balance $749,228 $189,178 $938,406 Inflows 107,833 6,948 114,781 Outflows2 (19,644) (567) (20,211) Other, net4 (3,327) — (3,327) Net Flows 84,862 6,381 91,243 Realizations (3,211) (4,479) (7,690) Market Activity 3,253 1,155 4,408 Ending Balance $834,132 $192,235 $1,026,367 Three Months Ended March 31, 2026 ($ in millions) Credit3 Equity Total Beginning Balance $641,345 $143,813 $785,158 Inflows 239,975 59,783 299,758 Outflows2 (61,443) (2,176) (63,619) Other, net4 (3,327) — (3,327) Net Flows 175,205 57,607 232,812 Realizations (10,701) (15,426) (26,127) Market Activity 28,283 6,241 34,524 Ending Balance $834,132 $192,235 $1,026,367 Twelve Months Ended March 31, 2026 ($ in millions) Credit3 Equity Total Beginning Balance $606,466 $102,673 $709,139 Inflows 147,737 4,187 151,924 Outflows2 (19,564) (1,615) (21,179) Other, net4 (3,132) — (3,132) Net Flows 125,041 2,572 127,613 Realizations (2,738) (1,816) (4,554) Market Activity 3,251 418 3,669 Ending Balance $732,020 $103,847 $835,867 ($ in millions) Credit3 Equity Total Beginning Balance $522,844 $72,314 $595,158 Inflows 255,973 40,209 296,182 Outflows2 (60,387) (5,228) (65,615) Other, net4 (3,132) — (3,132) Net Flows 192,454 34,981 227,435 Realizations (8,161) (4,855) (13,016) Market Activity 24,883 1,407 26,290 Ending Balance $732,020 $103,847 $835,867 Twelve Months Ended March 31, 2026 Fee-Generating AUM Rollforward1 Total AUM Rollforward1 AUM Rollforward 19 Three Months Ended March 31, 2026

20 Note: Footnotes 6-12 can be found in the endnotes on page 34. 1. Net invested assets are a component of Apollo’s total AUM reported under the Asset Management segment and should not be viewed as additive to total AUM disclosed previously. 2. Funding agreements are comprised of funding agreements issued under Athene's FABN program, secured and other funding agreements, which include Athene's FABR program and direct funding agreements, funding agreements issued to the FHLB and long term repurchase agreements. 3. Other spread product inflows include guaranteed investment and group annuity contracts issued in connection with defined contribution plans, stable value group annuity contracts and structured settlements. 4. Gross inorganic inflows represent acquisitions and block reinsurance transactions. On October 1, 2025, Athene entered into an agreement with a Japanese counterparty to reinsure a small block of whole life insurance policies on a coinsurance basis. In conjunction with the transaction, Athene entered into an agreement with a leading mortality reinsurer to retrocede the mortality risk related to this block of business. 5. Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities and payments related to interest, maturities and repurchases of funding agreements. Retirement Services Flows & Invested Assets • Third-party capital augments Athene's ability to grow, supporting approximately 19% and 24% of Athene's strong organic new business volume in the first quarter and last twelve months, respectively ($ in millions) 1Q'26 LTM 1Q'26 Flows by Channel Retail $7,270 $31,915 Flow reinsurance 2,603 8,841 Funding agreements2 8,531 32,762 Pension group annuities — 747 Other spread products3 1,343 2,017 Gross organic inflows 19,747 76,282 Gross inorganic inflows4 — 1,340 Total gross inflows 19,747 77,622 Gross outflows5 (10,768) (37,904) Net flows $8,979 $39,718 Flows attributable to Athene vs. Third Parties Inflows attributable to Athene $15,957 $59,075 Inflows attributable to ADIP 3,453 16,949 Inflows ceded to third-party reinsurers 337 1,598 Total gross inflows 19,747 77,622 Outflows attributable to Athene (8,612) (31,320) Outflows attributable to ADIP (2,156) (6,584) Total gross outflows5 $(10,768) $(37,904) ($ in millions) 1Q'26 Invested Assets Gross invested assets $396,834 Invested assets attributable to ADIP (96,544) Net invested assets1 $300,290 ($ in millions) 1Q'26 LTM 1Q'26 Outflows attributable to Athene by type Maturity-driven, contractual-based outflows6, 12 $(4,960) $(16,515) Policyholder-driven outflows7 (3,652) (14,805) Income oriented withdrawals (planned)8 (1,845) (7,036) From policies out-of-surrender-charge (planned)9 (1,089) (4,405) From policies in-surrender-charge (unplanned)10 (718) (3,364) Core outflows (8,612) (31,320) Strategic reinsurance transactions — — Outflows attributable to Athene $(8,612) $(31,320) Annualized rate11 Maturity-driven, contractual-based outflows6,12 (6.7)% (5.8)% Policyholder-driven outflows7 (4.9)% (5.2)% Income oriented withdrawals (planned)8 (2.5)% (2.5)% From policies out-of-surrender-charge (planned)9 (1.5)% (1.5)% From policies in-surrender-charge (unplanned)10 (0.9)% (1.2)% Core outflows (11.6)% (11.0)% Strategic reinsurance transactions —% —% Outflows attributable to Athene (11.6)% (11.0)%

Share Reconciliation 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 Total GAAP Common Stock Outstanding 570,432,275 572,024,038 580,389,090 578,981,398 576,507,457 Non-GAAP Adjustments: Mandatory Convertible Preferred Stock1 14,538,803 14,547,261 14,555,555 14,564,883 14,573,961 Vested RSUs 16,145,959 16,162,939 16,388,324 19,437,942 16,970,170 Unvested RSUs Eligible for Dividend Equivalents 12,646,550 12,749,090 12,931,604 10,518,154 15,710,130 Adjusted Net Income Shares Outstanding 613,763,587 615,483,328 624,264,573 623,502,377 623,761,718 1. Reflects the number of shares of underlying common stock assumed to be issuable upon conversion of the Mandatory Convertible Preferred Stock during each period. 2. Reflects shares issued to the Apollo donor-advised fund in February 2025, shares issued in April 2025 in relation to a cashless exercise of 2.6 million vested warrants issued in 2022 and shares issued in September 2025 in connection with the closing of the acquisition of Bridge. 3. Average cost reflects total capital used for share repurchases in a given period divided by the number of shares purchased. 4. Effective on February 9, 2026, the Apollo Global Management, Inc. board of directors terminated the Company's prior share repurchase program and approved a new share repurchase program, pursuant to which the Company is authorized to repurchase up to $4.0 billion of shares of its common stock. The share repurchase program may be used to repurchase outstanding shares of common stock as well as to reduce shares that otherwise would have been issued to participants under the Company’s equity incentive plans in order to satisfy associated tax obligations. The Company's prior repurchase program, approved by the Apollo Global Management, Inc. board of directors on February 8, 2024, authorized the Company to repurchase up to $3.0 billion of shares of its common stock, to repurchase outstanding shares of common stock and reduce shares that otherwise would have been issued to participants under the Company's equity incentive plans in order to satisfy associated tax obligations. Share Activity 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 Shares Issued to Employees 4,293,251 86,143 294,245 210,568 2,713,807 Other Shares Issued2 1,213,003 1,080,041 10,342,223 — — Shares Repurchased # of Shares 4,578,770 112,211 2,570,188 2,011,126 6,949,237 Average Cost3 $157.58 $139.74 $138.69 $129.46 $124.62 Capital Utilized $721.5 million $15.7 million $356.5 million $260.4 million $866.0 million Share Repurchase Plan Authorization Remaining4 $1.05 billion $1.03 billion $0.68 billion $0.42 billion $3.13 billion Sharecount Reconciliation 21

Reconciliations and Disclosures

(in millions, except IRR) Vintage Year Total AUM Committed Capital Total Invested Capital Realized Value Remaining Cost Unrealized Value Total Value Gross IRR Net IRR Credit: Accord VII1 2026 $ 2,099 $ 1,948 $ 139 $ 1 $ 139 $ 145 $ 146 NM4 NM4 Accord I, II, III, III B, IV, V & VI1 Various 438 9,693 7,455 7,974 — — 7,974 18% 13 % Accord+ II 2025 5,498 4,796 6,387 2,659 4,166 4,268 6,927 NM4 NM4 Accord+ 2021 2,404 2,370 7,062 8,019 6 19 8,038 14 11 ADIP II 2024 7,192 6,016 3,195 — 3,195 4,150 4,150 17 14 ADIP I 2020 5,288 3,254 2,620 2,268 2,320 2,646 4,914 21 17 EPF IV 2023 3,295 3,120 2,015 840 1,373 1,600 2,440 16 11 EPF III 2017 2,065 4,555 5,119 4,817 1,339 1,139 5,956 6 1 Total Credit $ 28,279 $ 35,752 $ 33,992 $ 26,578 $ 12,538 $ 13,967 $ 40,545 Equity: Fund X 2023 $ 22,946 $ 19,877 $ 10,765 $ 3,481 $ 8,659 $ 12,058 $ 15,539 32% 20 % Fund IX 2018 26,259 24,729 23,318 19,009 14,671 21,652 40,661 21 14 Fund VIII 2013 5,279 18,377 16,926 24,534 3,360 3,457 27,991 13 9 Fund VII 2008 — 14,677 16,461 34,294 — — 34,294 33 25 Fund VI 2006 379 10,136 12,457 21,136 405 — 21,136 12 9 Fund V 2001 — 3,742 5,192 12,724 — — 12,724 61 44 Fund I, II, III, IV & MIA2 Various 8 7,320 8,753 17,400 — — 17,400 39 26 Traditional Private Equity Funds3 $ 54,871 $ 98,858 $ 93,872 $ 132,578 $ 27,095 $ 37,167 $ 169,745 39 24 AIOF III 2024 2,484 2,399 913 — 913 1,092 1,092 NM4 NM4 AIOF II 2020 2,760 2,542 2,440 1,160 1,658 2,026 3,186 13 8 AIOF I 2018 15 897 803 1,280 — — 1,280 22 16 HVF III 2026 6,355 6,311 931 — 931 1,008 1,008 NM4 NM4 HVF II 2022 5,793 4,592 4,848 1,454 4,054 5,413 6,867 16 13 HVF I 2019 1,923 3,238 3,711 4,614 798 1,308 5,922 21 17 Total Equity $ 74,201 $ 118,837 $ 107,518 $ 141,086 $ 35,449 $ 48,014 $ 189,100 Investment Record as of March 31, 2026 23 1. Accord funds have investment periods shorter than 24 months, therefore Gross and Net IRR are presented after 12 months of investing. 2. The general partners and managers of Funds I, II and MIA, as well as the general partner of Fund III, were excluded assets in connection with the reorganization of the Company that occurred in 2007. As a result, Apollo did not receive the economics associated with these entities. The investment performance of these funds, combined with Fund IV, is presented to illustrate fund performance associated with Apollo’s investment professionals. 3. Total IRR is calculated based on total cash flows for all funds presented. 4. Data has not been presented as the fund’s effective date is less than 24 months prior to the period indicated and such information was deemed not meaningful.

($ in millions, except share amounts) 4Q'25 1Q'26 Assets Asset Management Cash and cash equivalents $3,350 $3,569 Restricted cash and cash equivalents 19 19 Investments 6,226 6,294 Assets of consolidated variable interest entities Cash and cash equivalents 327 851 Investments 3,509 3,301 Due from related parties 16 23 Other assets 230 148 Due from related parties 647 838 Goodwill 1,848 1,833 Other assets 3,376 3,588 Retirement Services Cash and cash equivalents 14,994 17,852 Restricted cash and cash equivalents 1,332 1,159 Investments 321,081 318,325 Investments in related parties 34,979 39,485 Assets of consolidated variable interest entities Cash and cash equivalents 569 298 Investments 29,992 31,922 Other assets 346 299 Reinsurance recoverable 10,282 10,304 Deferred acquisition costs, deferred sales inducements and value of business acquired 8,634 8,812 Goodwill 4,072 4,079 Other assets 15,120 14,531 Total Assets $460,949 $467,530 GAAP Balance Sheet (Unaudited) 24

($ in millions, except share amounts) 4Q'25 1Q'26 Liabilities Asset Management Accounts payable, accrued expenses, and other liabilities $3,861 $3,857 Due to related parties 1,062 1,296 Debt 5,516 6,380 Liabilities of consolidated variable interest entities Accounts payable, accrued expenses, and other liabilities 1,949 2,930 Retirement Services Interest sensitive contract liabilities 315,889 326,502 Future policy benefits 50,264 48,657 Market risk benefits 4,930 5,010 Debt 7,848 7,840 Payables for collateral on derivatives and securities to repurchase 11,085 8,529 Other liabilities 14,329 14,876 Liabilities of consolidated variable interest entities Other liabilities 1,701 2,120 Total Liabilities 418,434 427,997 Redeemable non-controlling interests Redeemable non-controlling interests — — Equity Mandatory Convertible Preferred Stock 1,398 1,398 Common Stock, $0.00001 par value, 90,000,000,000 shares authorized, 576,507,457 and 578,981,398 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively — — Additional paid in capital 16,954 16,540 Retained earnings 7,634 5,157 Accumulated other comprehensive income (loss) (2,645) (3,144) Total Apollo Global Management, Inc. Stockholders' Equity 23,341 19,951 Non-controlling interests 19,174 19,582 Total Equity 42,515 39,533 Total Liabilities, Redeemable non-controlling interests and Equity $460,949 $467,530 GAAP Balance Sheet (Unaudited) - cont'd 25

($ in millions) 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 LTM 1Q'25 LTM 1Q'26 GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $418 $605 $1,712 $660 $(1,930) $3,495 $1,047 Preferred dividends 24 25 24 24 24 97 97 Net income (loss) attributable to non-controlling interests 496 212 725 476 495 1,954 1,908 GAAP Net income (loss) $938 $842 $2,461 $1,160 $(1,411) $5,546 $3,052 Income tax provision (benefit) 243 3 438 592 1,694 883 2,727 GAAP Income (loss) before Income tax provision (benefit) $1,181 $845 $2,899 $1,752 $283 $6,429 $5,779 Asset Management Adjustments: Equity-based profit sharing expense1 30 38 35 108 52 257 233 Equity-based compensation 99 102 112 126 156 333 496 Net (income) loss attributable to non-controlling interests in consolidated entities (549) (266) (783) (559) (255) (2,012) (1,863) Unrealized performance fees (119) 28 (207) 362 421 (115) 604 Unrealized profit sharing expense 105 (43) 36 (132) (207) 91 (346) HoldCo interest and other financing costs 34 36 33 40 45 99 154 Unrealized principal investment (income) loss 2 (11) 4 (20) 120 22 93 Unrealized net (gains) losses from investment activities2 61 293 (54) 62 57 31 358 Transaction-related costs, restructuring and other non-operating expenses3 276 70 86 55 69 409 280 Retirement Services Adjustments: Investment (gains) losses, net of offsets (151) 509 (463) 86 696 (390) 828 Non-operating change in insurance liabilities and related derivatives4 367 (149) (174) (135) 42 194 (416) Integration, restructuring and other non-operating items 30 32 36 23 33 239 124 Equity-based compensation 11 11 13 14 10 48 48 Segment Income $1,377 $1,495 $1,573 $1,782 $1,522 $5,635 $6,372 HoldCo interest and other financing costs (34) (36) (33) (40) (45) (99) (154) Taxes and related payables (224) (280) (183) (202) (269) (916) (934) Adjusted Net Income $1,119 $1,179 $1,357 $1,540 $1,208 $4,620 $5,284 Notable items 22 — (25) — — (3) (16) Tax impact of notable items (5) — 5 — — — 3 Adjusted Net Income, Excluding Notable Items $1,136 $1,179 $1,337 $1,540 $1,208 $4,617 $5,271 1. Equity-based profit sharing expense includes stock-based grants that are tied to realized performance within the Principal Investing segment. 2. In 2Q'25, unrealized net (gains) losses from investment activities includes a $257 million impairment related to an equity investment. 3. Transaction-related costs, restructuring and other non-operating expenses includes: a) contingent consideration, certain equity-based charges, amortization of intangible assets and certain other expenses associated with acquisitions; b) gains (losses) from changes in the tax receivable agreement liability; c) merger-related transaction and integration costs associated with the Company’s merger with Athene; and d) other non-operating expenses, including the issuance of shares of AGM common stock for charitable contributions. In 1Q’25, other non-operating expenses includes $200 million in charitable contributions related to the issuance of shares to a donor-advised fund. 4. Includes change in fair values of derivatives and embedded derivatives, non-operating change in funding agreements, change in fair value of market risk benefits, and non-operating change in liability for future policy benefits. Reconciliation of GAAP to Non-GAAP Financial Measures 26

Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 27 ($ in millions) 4Q'25 1Q'26 Investments, at fair value $ 1,696 $ 2,161 Equity method investments 1,390 1,445 Other investments 17 17 Other2 133 (54) Investments, net $ 3,236 $ 3,569 ($ in millions) 4Q'25 1Q'26 Performance allocations $ 3,554 $ 3,073 Incentive fees receivable3 102 68 Profit sharing payable3 (2,035) (1,727) Other2 219 76 Net Accrued Performance Fee Receivable $ 1,840 $ 1,490 ($ in millions) 4Q'25 1Q'26 Investments, at fair value $ 1,696 $ 2,161 Equity method investments 1,390 1,445 Performance allocations 3,554 3,073 Other investments 17 17 Total GAAP Investments – Asset Management1 $ 6,657 $ 6,696 1. Includes investments and certain investments within assets of consolidated variable interest entities on the GAAP balance sheet. 2. Other primarily includes adjustments related to consolidated funds and VIEs. Other also includes amounts related to certain profit sharing arrangements between investments, net and net accrued performance fee receivable. 3. Incentive fees receivable and Profit sharing payable are included within Due from related parties and Accounts payable, accrued expenses, and other liabilities, respectively, on the GAAP balance sheet. ($ in millions) 1Q'26 Total investments, including related parties $ 357,810 Derivative assets (8,352) Cash and cash equivalents (including restricted cash) 19,011 Accrued investment income 3,601 Net receivable (payable) for collateral on derivatives (2,718) Reinsurance impacts (6,078) VIE and VOE assets, liabilities and non-controlling interests 19,677 Unrealized (gains) losses 13,230 Ceded policy loans (156) Net investment receivables (payables) 120 Allowance for credit losses 748 Other investments (59) Total adjustments to arrive at gross invested assets 39,024 Gross invested assets $ 396,834 ACRA non-controlling interests (96,544) Net invested assets $ 300,290

Year ended December 31, ($ in millions) 2017 2018 2019 2020 2021 Net income available to Athene Holding Ltd. common stockholders $ 1,358 $ 1,053 $ 2,136 $ 1,446 $ 3,718 Preferred stock dividends — — 36 95 141 Net income (loss) attributable to non-controlling interest — — 13 380 (59) Net income $ 1,358 $ 1,053 $ 2,185 $ 1,921 $ 3,800 Income tax expense 106 122 117 285 386 Income before income tax $ 1,464 $ 1,175 $ 2,302 $ 2,206 $ 4,186 Investment gains (losses), net of offsets 199 (274) 994 733 1,024 Non-operating change in insurance liabilities and related derivatives, net of offsets1 230 242 (65) (235) 692 Integration, restructuring and other non-operating items (68) (22) (70) (10) (124) Stock compensation expense (45) (26) (27) (25) (38) Preferred stock dividends — — 36 95 141 Non-controlling interests - pre-tax income (loss) — — 13 393 (18) Less: Total adjustments to income before income taxes 316 (80) 881 951 1,677 Spread related earnings $ 1,148 $ 1,255 $ 1,421 $ 1,255 $ 2,509 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 28 1. Includes change in fair values of derivatives and embedded derivatives, net of offsets.

• “Segment Income”, or “SI”, is the key performance measure used by management in evaluating the performance of the asset management, retirement services, and principal investing segments. Management uses Segment Income to make key operating decisions such as the following: ▪ decisions related to the allocation of resources such as staffing decisions including hiring and locations for deployment of the new hires; ▪ decisions related to capital deployment such as providing capital to facilitate growth for the business and/or to facilitate expansion into new businesses; ▪ decisions related to expenses, such as determining annual discretionary bonuses and equity-based compensation awards to its employees. With respect to compensation, management seeks to align the interests of certain professionals and selected other individuals with those of the investors in the funds and those of Apollo’s stockholders by providing such individuals a profit sharing interest in the performance fees earned in relation to the funds. To achieve that objective, a certain amount of compensation is based on Apollo’s performance and growth for the year; and ▪ decisions related to the amount of earnings available for dividends to Common Stockholders and holders of RSUs that participate in dividends. Segment Income is the sum of (i) Fee Related Earnings, (ii) Spread Related Earnings, and (iii) Principal Investing Income. Segment Income excludes the effects of the consolidation of any of the related funds, HoldCo interest and other financing costs not attributable to any specific segment, Taxes and Related Payables, and transaction-related charges, restructuring and other non-operating expenses. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets, contingent consideration, and certain other charges associated with acquisitions. Non-operating expenses include certain charitable contributions and other non-operating expenses. In addition, Segment Income excludes non-cash revenue and expense related to equity awards granted by unconsolidated related parties to employees of the Company, compensation and administrative related expense reimbursements, as well as the assets, liabilities and operating results of the funds and certain VIEs that are included in the consolidated financial statements. • “Fee Related Earnings”, or “FRE”, is a component of Segment Income that is used to assess the performance of the Asset Management segment. FRE is the sum of (i) management fees, (ii) capital solutions and other related fees, (iii) fee-related performance fees from indefinite term vehicles, that are measured and received on a recurring basis and not dependent on realization events of the underlying investments, excluding performance fees from Athene and performance fees from origination platforms dependent on capital appreciation, and (iv) other income, net, less (a) fee-related compensation, excluding equity-based compensation, (b) non-compensation expenses incurred in the normal course of business, (c) placement fees and (d) non-controlling interests in the management companies of certain funds the Company manages. • “Spread Related Earnings”, or “SRE” is a component of Segment Income that is used to assess the performance of the Retirement Services segment, excluding certain market volatility, which consists of investment gains (losses), net of offsets, and non-operating change in insurance liabilities and related derivatives, and certain expenses related to integration, restructuring, and equity-based compensation, as well as other items. For the Retirement Services segment, SRE equals the sum of (i) the net investment earnings on Athene’s net invested assets and (ii) management fees received on business managed for others, less (x) cost of funds, (y) operating expenses excluding equity- based compensation and (z) financing costs, including interest expense and preferred dividends, if any, paid to Athene preferred stockholders. • “Principal Investing Income”, or “PII” is a component of Segment Income that is used to assess the performance of the Principal Investing segment. For the Principal Investing segment, PII is the sum of (i) realized performance fees, including certain realizations received in the form of equity, and (ii) realized investment income, less (x) realized principal investing compensation expense, excluding expense related to equity-based compensation, and (y) certain corporate compensation and non-compensation expenses. • “Adjusted Net Income” or “ANI” represents Segment Income less HoldCo interest and other financing costs and estimated income taxes. Adjusted Net Income is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”). Income taxes on FRE and PII represents the total current corporate, local, and non-U.S. taxes as well as the current payable under Apollo’s tax receivable agreement. Income taxes on FRE and PII excludes the impacts of deferred taxes and the remeasurement of the tax receivable agreement, which arise from changes in estimated future tax rates. For purposes of calculating the Adjusted Net Income tax rate, Segment Income is reduced by HoldCo interest and financing costs. Certain assumptions and methodologies that impact the implied FRE and PII income tax provision are similar to those used under U.S. GAAP. Specifically, certain deductions considered in the income tax provision under U.S. GAAP relating to transaction-related costs, equity-based compensation, charitable contributions and tax deductible interest expense are taken into account for the implied tax provision. Income Taxes on SRE represent the total current and deferred tax expense or benefit on income before taxes adjusted to eliminate the impact of the tax expense or benefit associated with the non-operating adjustments. Management believes the methodologies used to compute income taxes on FRE, SRE, and PII are meaningful to each segment and increases comparability of income taxes between periods. • “Spread Related Earnings, Excluding Notable Items” represents SRE with an adjustment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use this measure to assess the long-term performance of the Retirement Services segment against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the segment. We view this non-GAAP measure as an additional measure that provides insight to management and investors on the historical, period-to-period comparability of the Company’s key non-GAAP operating measures. Definitions 29

• “Adjusted Net Income, Excluding Notable Items” represents ANI with an adjustment related to our Retirement Services segment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use this measure to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view this non-GAAP measure as an additional measure that provides insight to management and investors on the historical, period-to-period comparability of the Company’s key non- GAAP operating measures. • “Assets Under Management”, or “AUM”, refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. AUM equals the sum of: 1. the net asset value (“NAV”), plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the credit and certain equity funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in credit, gross asset value plus available financing capacity; 2. the fair value of the investments of equity and certain credit funds, partnerships and accounts Apollo manages or advises, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above. Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any Apollo Fund management agreements. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in its funds; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways. Apollo uses AUM, Gross capital deployed and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs. • “Fee-Generating AUM” or “FGAUM” consists of assets of the funds, partnerships and accounts to which we provide investment management, advisory, or certain other investment-related services and on which we earn management fees, monitoring fees or other investment-related fees pursuant to management or other fee agreements on a basis that varies among the Apollo funds, partnerships and accounts. Management fees are normally based on “net asset value,” “gross assets,” “adjusted par asset value,” “adjusted cost of all unrealized portfolio investments,” “capital commitments,” “adjusted assets,” “stockholders’ equity,” “invested capital” or “capital contributions,” each as defined in the applicable management agreement. Monitoring fees, also referred to as advisory fees, with respect to the structured portfolio company investments of the funds, partnerships and accounts we manage or advise, are generally based on the total value of such structured portfolio company investments, which normally includes leverage, less any portion of such total value that is already considered in Fee-Generating AUM. Definitions - cont'd 30

• “Performance Fee-Eligible AUM” or “PFEAUM” refers to the AUM that may eventually produce performance fees. All funds for which we are entitled to receive a performance fee allocation or incentive fee are included in Performance Fee-Eligible AUM, which consists of the following: • “Performance Fee-Generating AUM”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services, that is currently above its hurdle rate or preferred return, and profit of such funds, partnerships and accounts is being allocated to, or earned by, the general partner in accordance with the applicable limited partnership agreements or other governing agreements; • “AUM Not Currently Generating Performance Fees”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is currently below its hurdle rate or preferred return; and • “Uninvested Performance Fee-Eligible AUM”, which refers to capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is available for investment or reinvestment subject to the provisions of applicable limited partnership agreements or other governing agreements, which capital is not currently part of the NAV or fair value of investments that may eventually produce performance fees allocable to, or earned by, the general partner. • “ACRA” refers to Athene Co-Invest Reinsurance Affiliate Holding Ltd, together with its subsidiaries (“ACRA 1”), and Athene Co-Invest Reinsurance Affiliate Holding 2 Ltd, together with its subsidiaries (“ACRA 2”). • “ADIP” refers to Apollo/Athene Dedicated Investment Program (“ADIP I”) and Apollo/Athene Dedicated Investment Program II (“ADIP II”), funds managed by Apollo including third-party capital that, through ACRA, invest alongside Athene in certain investments. • “Adjusted Net Income Shares Outstanding” or “ANI Shares Outstanding” consists of total shares of Common Stock outstanding, RSUs that participate in dividends, and shares of Common Stock assumed to be issuable upon the conversion of the shares of Mandatory Convertible Preferred Stock. • “Athene” refers to Athene Holding Ltd. (together with its subsidiaries, “Athene”), a subsidiary of the Company and a leading retirement services company that issues, reinsures and acquires retirement savings products designed for the increasing number of individuals and institutions seeking to fund retirement needs, and to which Apollo, through its consolidated subsidiary Apollo Insurance Solutions Group LP (“ISG”), provides asset management and advisory services. • “Athora” refers to a leading European savings and retirement services group focused on the traditional life and pensions market. • "Bridge" refers to Bridge Investment Group Holdings Inc. • “Capital solutions fees and other, net” primarily includes transaction fees earned by Apollo Capital Solutions (“ACS”) related to underwriting, structuring, arrangement and placement of debt and equity securities, and syndication for funds managed by Apollo, portfolio companies of funds managed by Apollo, and third parties. Capital solutions fees and other, net also includes advisory fees for the ongoing monitoring of portfolio operations, directors' fees, as well as fees and earnings related to property management activities. These fees also include certain offsetting amounts, including reductions in management fees related to a percentage of these fees recognized (“management fee offset”), and other additional revenue sharing arrangements, including with certain subsidiaries and other affiliates. • “Cost of Funds” includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the non-controlling interests. While we believe cost of funds is a meaningful financial metric and enhances the understanding of the underlying profitability drivers of our retirement services business, it should not be used as a substitute for total benefits and expenses presented under U.S. GAAP. • “Dry Powder” represents the amount of capital available for investment or reinvestment subject to the provisions of the applicable limited partnership agreements or other governing agreements of the funds, partnerships and accounts we manage. Dry powder excludes uncalled commitments which can only be called for fund fees and expenses and commitments from perpetual capital vehicles. • “Fees and earnings related to property management activities” includes property management and other fees net of certain compensation expense and non-compensation expense. • “FRE Compensation Ratio” is calculated as fee-related compensation divided by fee-related revenues (which includes management fees, capital solutions fees and other, net, and fee-related performance fees). • “FRE Margin” is calculated as Fee Related Earnings divided by fee-related revenues (which includes management fees, capital solutions fees and other, net, and fee-related performance fees). • “Gross Capital Deployment” represents the gross capital that has been invested by the funds and accounts we manage during the relevant period, but excludes certain investment activities primarily related to hedging and cash management functions at the firm. Gross Capital Deployment is not reduced or netted down by sales or refinancings, and takes into account leverage used by the funds and accounts we manage in gaining exposure to the various investments that they have made. 31 Definitions - cont'd

• “Gross IRR” of accord series, ADIP funds and the European principal finance funds represents the annualized return of a fund based on the actual timing of all cumulative fund cash flows before management fees, performance fees allocated to the general partner and certain other expenses. Calculations may include certain investors that do not pay fees. The terminal value is the net asset value as of the reporting date. Non-U.S. dollar denominated (“USD”) fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • “Gross IRR” of a traditional private equity or hybrid value fund represents the cumulative investment-related cash flows (i) for a given investment for the fund or funds which made such investment, and (ii) for a given fund, in the relevant fund itself (and not any one investor in the fund), in each case, on the basis of the actual timing of investment inflows and outflows (for unrealized investments assuming disposition on March 31, 2026 or other date specified) aggregated on a gross basis quarterly, and the return is annualized and compounded before management fees, performance fees and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • “Gross IRR” of infrastructure funds represents the cumulative investment-related cash flows in the fund itself (and not any one investor in the fund), on the basis of the actual timing of cash inflows and outflows (for unrealized investments assuming disposition on March 31, 2026 or other date specified) starting on the date that each investment closes, and the return is annualized and compounded before management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. Non- USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • “Gross Return” represents the monthly or quarterly time-weighted return that is equal to the percentage change in the value of a fund’s portfolio, calculated before the effects of management fees, incentive fees allocated to the general partner, and other fees and expenses. Returns over multiple periods are calculated by geometrically linking each period’s return. Returns are calculated for all funds and accounts in the respective strategies excluding assets managed for Athene, Athora, and certain other entities where Apollo manages or may manage a significant portion of the total company assets, or where Apollo only provides certain other investment-related services. Certain funds and accounts that have elected not to use fair-value accounting standards are excluded due to the lack of comparable return data. Returns for the Asset-Backed Finance strategy excludes CRE Debt. Returns of CLOs represent the gross returns on underlying assets. • “HoldCo” refers to Apollo Global Management, Inc. • “Inflows” within the Asset Management segment represents (i) at the individual strategy level, subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers, and (ii) on an aggregate basis, the sum of inflows across the credit and equity strategies. • “Mandatory Convertible Preferred Stock” refers to the 6.75% Series A Mandatory Convertible Preferred Stock of AGM. • “Net Invested Assets” represent the investments that directly back Athene's net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which is used to analyze the profitability of Athene’s investment portfolio. Net invested assets include (a) total investments on the statements of financial condition, with AFS securities, trading securities and mortgage loans at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE and VOE assets, liabilities and non-controlling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets exclude the derivative collateral offsetting the related cash positions. Athene includes the underlying investments supporting its assumed funds withheld and modco agreements and excludes the underlying investments related to ceded reinsurance transactions in its net invested assets calculation in order to match the assets with the income received. Athene believes the adjustments for reinsurance provide a view of the assets for which it has economic exposure. Net invested assets include Athene’s proportionate share of ACRA investments, based on its economic ownership, but do not include the proportionate share of investments associated with the non-controlling interests. Net invested assets are averaged over the number of quarters in the relevant period to compute a net investment earned rate for such period. While Athene believes net invested assets is a meaningful financial metric and enhances the understanding of the underlying drivers of its investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under U.S. GAAP. • “Net Investment Earned Rate” is computed as the income from Athene's net invested assets divided by the average net invested assets for the relevant period, presented on an annualized basis for interim periods. • “Net Investment Spread” measures Athene's investment performance plus its strategic capital management fees, less its total cost of funds. Net investment earned rate is a key measure of Athene's investment performance while cost of funds is a key measure of the cost of its policyholder and institutional liability obligations. • “Net IRR” of accord series, ADIP funds and the European principal finance funds represents the annualized return of a fund after management fees, performance fees allocated to the general partner and certain other expenses, calculated on investors that pay such fees. The terminal value is the net asset value as of the reporting date. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. 32 Definitions - cont'd

• “Net IRR” of a traditional private equity or hybrid value fund represents the gross IRR applicable to a fund, including returns for related parties which may not pay fees or performance fees, net of management fees, certain expenses (including interest incurred or earned by the fund itself) and realized performance fees all offset to the extent of interest income, and measures returns at the fund level on amounts that, if distributed, would be paid to investors of the fund. The timing of cash flows applicable to investments, management fees and certain expenses, may be adjusted for the usage of a fund’s subscription facility. To the extent that a fund exceeds all requirements detailed within the applicable fund agreement, the estimated unrealized value is adjusted such that a percentage of up to 20.0% of the unrealized gain is allocated to the general partner of such fund, thereby reducing the balance attributable to fund investors. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • “Net IRR” of infrastructure funds represents the cumulative cash flows in a fund (and not any one investor in the fund), on the basis of the actual timing of cash inflows received from and outflows paid to investors of the fund (assuming the ending net asset value as of March 31, 2026 or other date specified is paid to investors), excluding certain non-fee and non-performance fee bearing parties, and the return is annualized and compounded after management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns to investors of the fund as a whole. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • “Origination” represents (i) capital that has been invested in new equity, debt or debt-like investments by Apollo's equity and credit strategies (whether purchased by funds and accounts managed by Apollo, or syndicated to third parties) where Apollo or one of Apollo's origination platforms has sourced, negotiated, or significantly affected the commercial terms of the investment; (ii) new capital pools formed by debt issuances, including CLOs; and (iii) net purchases of certain assets by the funds and accounts we manage that we consider to be private, illiquid, and hard to access assets and which the funds and accounts otherwise may not be able to meaningfully access. Origination generally excludes any issuance of debt or debt-like investments by the portfolio companies of the funds we manage. • “Other operating expenses” within the Principal Investing segment represents expenses incurred in the normal course of business and includes allocations of non-compensation expenses related to managing the business. • “Other operating expenses” within the Retirement Services segment represents expenses incurred in the normal course of business inclusive of compensation and non-compensation expenses, but does not include the proportionate share of the ACRA operating expenses associated with the non-controlling interests. • “Perpetual capital” refers to assets under management of certain vehicles with an indefinite duration, which assets may only be withdrawn under certain conditions or subject to certain limitations, including satisfying required hold periods or percentage limits on the amounts that may be redeemed over a particular period. The investment management, advisory or other service agreements with our perpetual capital vehicles may be terminated under certain circumstances. • “PII Compensation Ratio” is calculated as Principal investing compensation divided by the sum of realized performance fees and realized investment income. • “Principal investing compensation” within the Principal Investing segment represents realized performance compensation, distributions related to investment income and dividends, and includes allocations of certain compensation expenses related to managing the business. • “Realized Value” refers to all cash investment proceeds received by the relevant Apollo fund, including interest and dividends, but does not give effect to management fees, expenses, incentive compensation or performance fees to be paid by such Apollo fund. • “Redding Ridge” refers to Redding Ridge Asset Management, LLC and its subsidiaries, which is a standalone, self-managed asset management business established in connection with risk retention rules that manages CLOs and retains the required risk retention interests. • “Remaining Cost” represents Total Invested Capital, reduced for any return of capital proceeds received to date. • “Total Invested Capital” refers to the aggregate cash invested by the relevant Apollo fund and includes capitalized costs relating to investment activities, if any, but does not give effect to cash pending investment or available for reserves and excludes amounts, if any, invested on a financed basis with leverage facilities. • “Total Value” represents the sum of the total Realized Value and Unrealized Value of investments. • “Unrealized Value” refers to the fair value consistent with valuations determined in accordance with GAAP, for investments not yet realized and may include payments in kind, accrued interest and dividends receivable, if any, and before the effect of certain taxes. In addition, amounts include committed and funded amounts for certain investments. • “Vintage Year” refers to the year in which a fund’s final capital raise occurred, or, for certain funds, the year of a fund’s effective date or the year in which a fund’s investment period commences pursuant to its governing agreements. Definitions - cont'd 33

Retirement Services Flows & Invested Assets (page 20) 6. Represents outflows from funding agreements, pension group annuities, and multi-year guarantee fixed annuities, all of which occur based on defined maturities or substantially lapse upon reaching their contractual term. Amounts may vary on a quarterly basis, based on the timing of original issuance. 7. Represents outflows from indexed annuities and other applicable products, which have varying degrees of predictability due to policyholder actions. 8. Represents partial annuity withdrawals to meet retirement income needs within contractual annual limits. 9. Represents outflows from policies that no longer have an active surrender charge in force. 10. Represents outflows from policies with an active surrender charge in force. 11. The outflow rate is calculated as outflows attributable to Athene divided by Athene average net invested assets for the respective period, on an annualized basis. 12. Last twelve months 1Q'26 outflows exclude the 2Q'25 maturities of long-term repurchase agreements of $1.1 billion, or a rate of 1.6% for the respective period on an annualized basis, which may be renewed upon joint agreement of the parties based on a variety of factors. Endnotes 34

In this presentation, references to “Apollo,” “we,” “us,” “our” and the “Company” refer collectively to Apollo Global Management, Inc. and its subsidiaries, or as the context may otherwise require. This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and other non-historical statements. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to inflation, interest rate fluctuations and market conditions generally, international trade barriers, domestic or international political developments and other geopolitical events, including geopolitical tensions and hostilities, the impact of energy market dislocation, our ability to manage our growth, our ability to operate in highly competitive environments, the performance of the funds we manage, our ability to raise new funds, the variability of our revenues, earnings and cash flow, the accuracy of management’s assumptions and estimates, our dependence on certain key personnel, our use of leverage to finance our businesses and investments by the funds we manage, Athene’s ability to maintain or improve financial strength ratings, the impact of Athene’s reinsurers failing to meet their assumed obligations, Athene’s ability to manage its business in a highly regulated industry, changes in our regulatory environment and tax status, and litigation risks, among others. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in our annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2026, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in other filings with the SEC. Apollo undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This presentation does not constitute an offer of any Apollo fund. 35 Forward-Looking Statements